UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2015

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	110 E. 59th Street, Suite 2100 New York, New York, USA 10022 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 22, 2015, IMAX China Holding, Inc. (“IMAX China”), a Cayman Islands company, determined an offer price range for the 62,000,000 shares (the “Offer Shares”) of IMAX China, nominal value US$0.0001 per share, to be offered in its proposed offering and listing on the Hong Kong Stock Exchange. The Offer Shares comprise 17,825,000 new shares to be issued by IMAX China and 44,175,000 sale shares to be sold by the selling shareholders, including 22,087,400 sale shares to be sold by a wholly owned subsidiary of IMAX Corporation (assuming the over-allotment option is not exercised). If the transaction is completed, the Offer Shares will represent approximately 17.4% of the enlarged issued share capital of IMAX China. The offer price is expected to be not more than HK$34.50 (US$4.45) per Offer Share and not less than HK$29.80 (US$3.84) per Offer Share, unless otherwise announced. The offer price is subject to a brokerage fee of 1.0%, a transaction levy of 0.0027% imposed by the Securities and Futures Commission of Hong Kong and a Hong Kong Stock Exchange trading fee of 0.005%.

Also on September 22, 2015, IMAX China filed a post hearing information pack (“PHIP”) with the Hong Kong Stock Exchange with respect to the listing of IMAX China shares. A copy of the PHIP is attached to this Current Report on Form 8-K as Exhibit 99.1.

There have not been any decisions made regarding the timing or terms of any listing or whether the proposed transaction will ultimately be approved by the Hong Kong Stock Exchange. Accordingly, there is no assurance that the proposed listing will be completed on any terms.

The securities referred to herein have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Post hearing information pack, dated September 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: September 22, 2015	By:	/s/ Richard L. Gelfond
	Name:	Richard L. Gelfond
	Title:	Chief Executive Officer